UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2006
U-Store-It Trust
(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6745 Engle Road Suite 300 Cleveland, OH	44130
(Address of principal executive offices)	(Zip Code)
(440) 234-0700
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On February 7, 2006, U-Store-It, L.P., a Delaware limited partnership, (the “Operating Partnership”), of which U-Store-It Trust (the “Company”) is the sole general partner, completed the acquisition of a portfolio of 24 self-storage facilities from Crownridge Storage Portfolio, LLC and Williams Storage Portfolio III, LLC, both Nevada limited liability companies, for an aggregate cash purchase price of $164.5 million (the “Sure Save USA Self Storage Acquisition”). The self-storage facilities, which are located in Arizona, Southern California, Nevada, New Mexico and Texas, contain an aggregate of approximately 1.8 million rentable square feet. The purchase price paid by the Operating Partnership was funded with $134.5 million of proceeds from the Company’s secondary offering completed on October 7, 2005 and with the proceeds from a 60-day, unsecured $30 million term loan agreement with Wachovia Bank, National Association as the lender, entered into on February 6, 2006.
     The foregoing description of the Sure Save USA Self Storage Acquisition is qualified in its entirety by the full terms and conditions of the Agreement for Sale and Purchase, dated as of October 3, 2005, as amended by the First Amendment to Agreement for Sale and Purchase, dated as of November 17, 2005 and the Second Amendment to Agreement for Sale and Purchase, dated as of December 1, 2005, copies of which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. The required financial statements will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information. The required pro forma financial information will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K must be filed.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement for Sale and Purchase, dated as of October 3, 2005, by and between Crownridge Storage Portfolio, LLC, Williams Storage Portfolio III, LLC, and U-Store-It, L.P.

2.2	First Amendment to Agreement for Sale and Purchase, dated as of November 17, 2005, by and between Crownridge Storage Portfolio, LLC, Williams Storage Portfolio III, LLC, and U-Store-It, L.P.

2.3	Second Amendment to Agreement for Sale and Purchase, dated as of December 1, 2005, by and between Crownridge Storage Portfolio, LLC, Williams Storage Portfolio III, LLC, and U-Store-It, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust

Date: February 9, 2006	By:	/s/ Steven G. Osgood

Steven G. Osgood President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement for Sale and Purchase, dated as of October 3, 2005, by and between Crownridge Storage Portfolio, LLC, Williams Storage Portfolio III, LLC, and U-Store-It, L.P.

2.2	First Amendment to Agreement for Sale and Purchase, dated as of November 17, 2005, by and between Crownridge Storage Portfolio, LLC, Williams Storage Portfolio III, LLC, and U-Store-It, L.P.

2.3	Second Amendment to Agreement for Sale and Purchase, dated as of December 1, 2005, by and between Crownridge Storage Portfolio, LLC, Williams Storage Portfolio III, LLC, and U-Store-It, L.P.